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SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 23, 2008
Farmers National Banc Corp.
(Exact Name of Registrant as Specified in Charter)

Ohio	0-12055	34-1371693

(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 South Broad Street, P.O. Box 555, Canfield Ohio	44406-0555

(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code (330) 533-3341

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
          Farmers National Bank of Canfield (the “Bank”), the wholly owned subsidiary of Farmers National Banc Corp. (the “Registrant”) has entered into employment agreements with three of its key executives:

Frank L. Paden	Chief Executive Officer of the Bank

Mark L. Graham	Senior Vice President and Senior Loan Officer of the Bank

Carl D. Culp	Executive Vice President and Chief Financial Officer of the Bank
In addition, the Bank appointed Kevin J. Helmick as its Vice President of Retail Operations of the Bank, and entered into an employment agreement with him.
          As Vice President of Retail Operations, Mr. Helmick oversees the operation of the Bank’s full service branches and wealth management areas of the Bank. This includes operations, investment, lending, insurance, product sales and customer service for those areas and in accordance with the Bank’s objectives. Mr. Helmick also participates in community affairs to increase the Bank’s visibility and to enhance new and existing business opportunities.
          Prior to being appointed Vice President of Retail Operations of the Bank, Mr. Helmick, age 34, a Certified Financial Planner and Investment Advisor Representative, served as Vice President of Wealth Management and served as Manager for the Bank’s PrimeVest Financial Services division since 1997. He has been employed with the Bank since 1994.
          Each of the above-noted employment agreements were dated as of December 23, 2008. All of the employment agreements are substantially identical except with respect to their term, the executive’s respective base salary and the amount of severance payments each executive receives upon certain termination events.
          Mr. Paden’s employment agreement has an initial term of thirty-six (36) months from October 1, 2008, with successive thirty-six (36) month renewals unless earlier terminated by either party in accordance with the termination provisions of the agreement. The agreement provides for a base salary for Mr. Paden of $238,600.00, as well as a $12,000.00 per annum payment, less applicable withholding, for Mr. Paden’s services as a director of the Registrant. If Mr. Paden’s employment is terminated by the Bank without cause, or by Mr. Paden for “good reason” or due to a change of control, he is entitled to receive (a) a lump sum payment equal to unused vacation time, (b) seventy-two (72) bi-monthly severance payments, each of which shall be equal to the greater of $9,941.67 each or 1/24 of Mr. Paden’s annualized W-2 income at the time of termination, less appropriate withholding, and (c) a pro-rata participation in the Bank’s Executive Management Incentive Program then in effect.
          Mr. Graham’s employment agreement has an initial term of thirty-six (36) months from October 1, 2008, with successive thirty-six (36) month renewals unless written notice of termination is provided by either party ninety (90) days prior to the expiration of the applicable term. The agreement provides for a base salary for Mr. Graham of $115,692.00. If Mr. Graham’s employment is terminated by the Bank without cause, or by Mr. Graham for “good reason” or due to a change of control, he is entitled to receive (a) a lump sum payment equal to unused vacation time, (b) seventy-two (72) bi-monthly severance payments, each of which shall be equal to the greater of $4,820.50 each or 1/24 of Mr. Graham’s annualized W-2 income at the time of termination, less appropriate withholding, and (c) a pro-rata participation in the Bank’s Executive Management Incentive Program then in effect.
          Mr. Culp’s employment agreement has an initial term of thirty-six (36) months from October 1, 2008, with successive thirty-six (36) month renewals unless earlier terminated by either party in accordance with the termination provisions of the agreement. The agreement provides for a base salary for Mr. Culp of $140,800.00. If Mr. Culp’s employment is terminated by the Bank without cause, or by Mr. Culp for “good reason” or due to a change of control, he is entitled to receive (a) a lump sum payment equal to unused vacation time, (b) seventy-two (72) bi-monthly severance payments, each of which shall be equal to the greater of $5,866.67 each or 1/24 of Mr. Culp’s annualized W-2 income at the time of termination, less appropriate withholding, and (c) a pro-rata participation in the Executive Management Incentive Program then in effect.
          Mr. Helmick’s agreement has an initial term of thirty-six (36) months from October 1, 2008, with successive thirty-six (36) month renewals unless written notice of termination is provided by either party ninety (90) days prior to the expiration of the applicable term. The agreement provides for a base salary for Mr. Helmick of $75,000. Mr. Helmick will also be paid certain monthly commissions of between five percent and seven and one-half percent of gross monthly revenue generated from the Bank’s PrimeVest Financial Services division on certain financial services products offered by the Bank. If Mr. Helmick’s employment is terminated by the Bank without cause, or by Mr. Helmick for “good reason” or due to a change of control, he is entitled to receive (a) a lump sum payment equal to unused vacation time, (b) seventy-two (72) bi-monthly severance payments, each of which shall be equal to 1/24 of Mr. Helmick’s annualized W-2 income at the time of termination, less appropriate withholding, and (c) a pro-rata participation in the Bank’s Executive Management Incentive Program then in effect.
          Among the more important provisions of each of the employment agreements are as follows:
     a. Each executive is eligible to participate in the Bank’s Executive Management Incentive Program, according to terms and conditions applicable to all other executives of the Bank and the stock option plan of the Registrant and any successor plan.
     b. The base salary of each executive will be reviewed by the Bank on an annual basis.
     c. If the executive is terminated for cause or by him without cause he is not entitled to any severance payments. Upon termination for disability or death, the executive or his estate is entitled to receive only a lump sum payment for unused vacation time and a pro-rata participation in the aforementioned incentive program.
     d. Each agreement also contains customary provisions regarding post-employment competition and anti-solicitation, vacations, insurance and expense reimbursements.

          A form of the employment agreement by and between the Bank and the above-named individuals is attached hereto as Exhibit 10.1 and incorporated herein.
ITEM 9.01 Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired. None
     (b) Pro Forma Financial Information. None
     (c) Shell Company Transactions. Not applicable.
     (d) Exhibits
Exhibit 10.1 — Form of Employment Agreement dated as of December 23, 2008 by and between the Bank and each of Mr. Kevin J. Helmick, Mr. Mark L. Graham, Mr. Frank L. Paden and Mr. Carl D. Culp.

SIGNATURES
          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FARMERS NATIONAL BANC CORP.
By:	/s/ Frank L. Paden
Frank L. Paden
President and Secretary

Date: December 30, 2008

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